[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]



                                                              July 29, 1998






The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

                           Re: The Victory Portfolios
                               File No. 33-8982
                                Post-Effective Amendment
                               to Registration Statement on Form N-1A
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Dear Gentlemen:

         We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A.

                                     Very truly yours,



                                     /s/Kramer, Levin, Naftalis & Frankel
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